UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August  24, 1999
                                                         ----------------

                           BAY BANKS OF VIRGINIA, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Virginia                      0-22955                  54-1838100
         --------                      -------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



                 100 S. Main Street, Kilmarnock, Virginia 22482
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            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code:   (804) 435-1171
                                                   ---------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

      On August 24, 1999, the Registrant announced that its Board of Directors approved on August 19, 1999, a share repurchase program for its common stock. The Board authorized the Registrant to repurchase up to 15,000 shares of common stock from time to time based on, among other things, market price and share availability.

      A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information.

                  Not applicable.

      (c)   Exhibits.

            99.1 Press Release, dated August 24, 1999.


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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BAY BANKS OF VIRGINIA, INC.



                              By:     /s/ Austin L. Roberts, III
                                 ----------------------------------
                                     Austin L. Roberts, III
                                     President and CEO






August 24, 1999

                                  EXHIBIT INDEX


Number            Description of Exhibit
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99.1              Press Release, dated August 24, 1999.